UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230

Austin, Texas 78738

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	ATCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Election of New Director.

On October 29, 2020, the board of directors (the “Board”) of Atlas Technical Consultants, Inc. (the “Company”) appointed Raquel G. Richmond to the Board, effective Monday, November 2, 2020, to fill a previously created vacancy. The Board appointed Ms. Richmond to serve as a Class I director. Ms. Richmond was determined by the Board to be “independent” in accordance with published listing requirements of the Nasdaq Stock Market LLC and applicable rules of the Securities and Exchange Commission (the “SEC”). In connection with her service on the Board, Ms. Richmond will receive annual cash compensation of $55,000, the same level of annual cash compensation as other independent directors of the Board (prorated for 2020 based on the portion of the year she serves on the Board), and beginning in 2021 will be eligible to receive $100,000 worth of restricted stock units of the Company on an annual basis, the same dollar value of annual restricted stock unit grants as other independent directors.

Ms. Richmond has not yet been appointed to serve on a committee of the Board.

In connection with Ms. Richmond’s appointment, it is anticipated that Ms. Richmond will enter into the standard form of indemnification agreement with the Company in substantiality the form previously approved by the Board, a copy of which was previously filed on March 9, 2020 as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-38745) and is incorporated by reference herein.

The Company has not entered into any other material contracts, plans or arrangements with Ms. Richmond. There are no material arrangements or understandings between Ms. Richmond and any other person pursuant to which Ms. Richmond was appointed to serve as a director that are not described above. Additionally, Ms. Richmond does not have any interests requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events

On November 2, 2020, the Company issued a press release announcing the appointment of Ms. Richmond. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 8.01, and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Atlas Technical Consultants, Inc. press release dated November 2, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

	By:	/s/ L. Joe Boyer
Dated: November 2, 2020		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

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